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
                                                         EXHIBIT A

                                                           Texas
                                                         Utilities
                                                          Company
                                                             |
                                                             |
                         -------------------------------------------------------------------
                         |                                                                 |
                         |                                                                 |
                       Texas                                                            Enserch
                       Energy                                                        Corporation
                  Industries, Inc.                                                  (Lone Star Gas
                         |                                                        Company, a Division)
                         |                                                                  |
                         |                                                                  |
                         |                                                                  |
      ------------------------------------                                                  |
      |             |          |         |                                                  |
      |             |          |         |                                                  |
  All other   Southwestern   Texas    Texas                                             All other
 non-Utility   Electric    Utilities Utilities                                         non-Utility
    TEI        Service     Electric  Australia                                           Enserch
Subsidiaries*  Company     Company    Pty Ltd.                                        Subsidiaries*
                                         |
                                         |
       -----------------------------------------------------------------------------------------------
       |           |           |           |           |           |              |                  |
       |           |           |           |           |           |              |                  |
  TUA (No. 1) TUA (No. 2) TUA (No. 3) TUA (No. 4) TUA (No. 5) TUA (No. 6)      Global             Eastern
   Pty Ltd.    Pty Ltd.    Pty Ltd.    Pty Ltd.    Pty Ltd.    Pty Ltd.       Customer            Energy
                                                                   |          Solutions           Limited
                                                                   |          Pty. Ltd               |
                                                                   |                                 |
                                                                   |                                 |
                                                                   |                                 |
                                                                   |              ---------------------------------------------
                                                                   |              |           |           |         |         |
                                                                   |              |           |           |         |         |
                                                                   TU         East Coast  East Coast  Australian Enetech   Eastern
                                                                Australia       Power    Gas Pty Ltd.   Tree     Pty Ltd. Facilities
                                                              (Queensland)     Pty Ltd.     (50%)     Management          Management
                                                                Pty Ltd.                               Pty Ltd.            Pty Ltd.

* The above organizational chart depicts the relationship of Eastern Energy, Ltd. to the Company System Public Utility Companies. It does not attempt to depict the entire utility holding company structure.